                                                                               .
                                                                               .
                                                                               .

                                                  (RIVERSOURCE INVESTMENTS LOGO)

                   PROSPECTUS SUPPLEMENT DATED JUNE 1, 2007*

FUND NAME                                                  PROSPECTUS DATE                          FORM NUMBER
RiverSource(R) Balanced Fund                               Nov. 29, 2006                            S-6326-99 AA
RiverSource Core Bond Fund                                 Sept. 29, 2006                           S-6267-99 F
RiverSource Diversified Bond Fund                          Oct. 30, 2006                            S-6495-99 Z
RiverSource High Yield Bond Fund                           July 28, 2006                            S-6370-99 AA
RiverSource Income Opportunities Fund                      Sept. 29, 2006                           S-6266-99 F
RiverSource Inflation Protected Securities
  Fund                                                     Sept. 29, 2006                           S-6280-99 E
RiverSource Intermediate Tax-Exempt Fund                   Jan. 29, 2007                            S-6355-99 R
RiverSource Limited Duration Bond Fund                     Sept. 29, 2006                           S-6265-99 F
RiverSource Short Duration U.S. Government
  Fund                                                     July 28, 2006                            S-6042-99 AC
RiverSource Strategic Allocation Fund                      Nov. 29, 2006                            S-6141-99 AC
RiverSource U.S. Government Mortgage Fund                  July 28, 2006                            S-6245-99 H

The following language has been added at the end of the Principal Investment Strategies sections of the RiverSource Balanced Fund, RiverSource Core Bond Fund, RiverSource Diversified Bond Fund, RiverSource High Yield Bond Fund, RiverSource Income Opportunities Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund, RiverSource Short Duration U.S. Government Fund, RiverSource Strategic Allocation Fund and RiverSource U.S. Government Mortgage Fund prospectuses:

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

The rest of the section remains unchanged.

In the Principal Risks sections of the RiverSource Balanced Fund, RiverSource Core Bond Fund, RiverSource Diversified Bond Fund, RiverSource High Yield Bond Fund, RiverSource Income Opportunities Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund, RiverSource Short Duration U.S. Government Fund, RiverSource Strategic Allocation Fund and RiverSource U.S. Government Mortgage Fund prospectuses the following risk has been added:

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

--------------------------------------------------------------------------------
S-6355-2 A (6/07)

*Valid until next prospectus update